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                                                                    EXHIBIT 21.1

                              LIST OF SUBSIDIARIES
                                       OF
                      PLANET HOLLYWOOD INTERNATIONAL, INC.
                         (LAST UPDATED: MARCH 24, 1997)

1501 Broadway, Inc., a Florida corporation
All Star Cafe International, Inc., a Florida Corporation
All Star Cafe (LP), Inc., a Nevada corporation (owned 100% by ASC International) All Star Cafe (New York), Inc., a Florida corporation (owned 100% by ASC
     International)
All Star Cafe (Region V), Inc., a Texas corporation (owned 100% by ASC
     International)
All Star Cafe (Region VII), Inc., a Florida corporation (owned 100% by ASC
     International)
All Star Cafe (Region VIII), Inc., a Florida corporation (owned 100% by ASC
     International)
Authentic All Star, Inc., a Florida corporation (owned 100% by ASC
     International)
Official All Star Cafe, Inc., a Nevada corporation (owned 100% by ASC
     International)
Coast Licensing, Inc., a Nevada corporation (owned 100% by Official ASC) Official All Star Cafe (U.K.), Ltd., a UK corporation (owned 100% by ASC International)
Corner Enterprises, Inc., a Florida corporation
EBCO Management, Inc., a Florida corporation
Karmalanne, Inc., a Nevada corporation
Meant 2 Be, Inc., a Nevada corporation
Planet Hollywood Amsterdam, BV, a Netherlands corporation
Planet Hollywood (Aspen), Inc., a Florida corporation
Planet Hollywood (Atlantic City), Inc., a Florida corporation
Planet Hollywood (Boston), Inc., a Florida corporation
Planet Hollywood Canada, Inc., a Canadian corporation
Planet Hollywood (Chefs), Inc., a Florida corporation
Ten Alps, Inc., a Nevada corporation (100% owned by Chefs)
Planet Hollywood (Chicago), Inc., a Florida corporation
Planet Hollywood (Costa Mesa), Inc., a Florida corporation
Planet Hollywood Czech, a.s., a Czech corporation
Planet Hollywood Europe, Ltd., a U.K. corporation
Planet Hollywood (Fashion), Inc., a Florida corporation
Planet Hollywood (Gaming), Inc., a Florida corporation
Planet Hollywood (Honolulu), Inc., a Florida corporation
Planet Hollywood (London), Inc., a Florida corporation
Planet Hollywood (LP), Inc., a Nevada corporation
Planet Hollywood (Mail Order), Inc., a Florida corporation
Planet Hollywood (Maui), Inc., a Florida corporation
Planet Hollywood (New Orleans), Inc., a Florida corporation
Planet Hollywood (New York City), Inc., a Florida corporation
Planet Hollywood (Orlando), Inc., a Florida corporation
Planet Hollywood (Orlando Distribution), Inc., a Florida corporation
Planet Hollywood (Paris), Inc., a Florida corporation
Planet Hollywood (Phoenix), Inc., a Florida corporation
Planet Hollywood (Region I), Inc., a Florida corporation
Planet Hollywood (Region II), Inc., a Florida corporation
Planet Hollywood (Region III), Inc., a Florida corporation
Planet Hollywood (Region IV), Inc., a Minnesota corporation
Planet Hollywood (Region V), Inc., a Texas corporation
Planet Hollywood (Region VI), Inc., a Nevada corporation
Planet Hollywood (Region VII), Inc., a Florida corporation
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Planet Hollywood Restaurant OY, a Finnish corporation
Planet Hollywood (Swiss Centre London) Ltd., a UK corporation
Planet Hollywood (Tel Aviv), Inc., a Florida corporation
Planet Hollywood (Transportation), Inc., a Florida corporation
Planet Hollywood (Warehouse), Inc., a Florida corporation
RM46 Restaurant Vermogensverwaltungs GmbH, a German corporation
Movie Restaurant Verwaltungs GmbH, a German corporation (100% owned by RM46) Rocky Pit, Inc., a Nevada corporation

                             NONCORPORATE ENTITIES
             (WHOLLY-OWNED WITHIN PLANET HOLLYWOOD CORPORATE GROUP)

All Star Cafe (Texas), Ltd., a Texas limited partnership
Movie Restaurant GmbH & Co. KG, a German limited partnership
Planet Hollywood (Washington), L.P., a Delaware limited partnership Planet Hollywood (Maui), L.P., a Delaware limited partnership
Planet Hollywood New York, Ltd., a Florida limited partnership
Planet Hollywood (Trocadero), L.C., a Florida limited liability company Planet Hollywood (France), L.C., a Florida limited liability company Planet Hollywood (Israel), L.C., a Florida limited liability company Planet Hollywood (Texas), Ltd., a Texas limited partnership